Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of HeartSciences Inc. (the “Company”) for the period ended July 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Simpson, as the Chief Executive Officer of the Company, hereby, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 11, 2025	By:	/s/ Andrew Simpson
Andrew Simpson
President, Chief Executive Officer, and Chairman of the Board of Directors (Principal Executive Officer)